UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025

WESTERN DIGITAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway San Jose, California	95119
(Address of Principal Executive Offices)	(Zip Code)

(408) 717-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On February 21, 2025, Western Digital Corporation (the “Company”) entered into definitive agreements with Sandisk Corporation (“Sandisk”), a then-wholly owned subsidiary of the Company. The definitive agreements were entered into in connection with the Company’s previously announced plan to separate its flash business from its remaining hard disk drive business, pursuant to a spin-off transaction (the “Spin-Off”). The definitive agreements entered into between the Company and Sandisk in connection with the Spin-Off set forth the terms and conditions of the Spin-Off and provide for a framework for the Company’s relationship with Sandisk following the Spin-Off, including with respect to the allocation between the Company’s and Sandisk’s assets, employees, liabilities and obligations (including employee benefits and tax-related assets and liabilities) attributable to periods prior to, at and after the Spin-Off. These agreements include the Separation and Distribution Agreement (as described below), which contains certain key provisions related to the Spin-Off, as well as a Transition Services Agreement, a Tax Matters Agreement, an Employee Matters Agreement, an Intellectual Property Cross-License Agreement, a Transitional Trademark License Agreement, and a Stockholder and Registration Rights Agreement (each, as described below) (collectively, the “Separation Agreements”).

Separation and Distribution Agreement

On February 21, 2025, the Company and Sandisk entered into a Separation and Distribution Agreement that sets forth, among other things, the agreement between the Company and Sandisk regarding the principal transactions necessary to separate Sandisk from the Company and effect the Spin-Off. It also sets forth other agreements that govern certain aspects of the Company’s relationship with Sandisk after the completion of the Spin-Off. A summary of certain important terms and conditions of the Separation and Distribution Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Material Agreements with WDC—The Separation and Distribution Agreement” in Sandisk’s Information Statement (the “Information Statement”), which is included as Exhibit 99.1 to the Company’s Current Report on Form 8-K that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 3, 2025. Such summary is incorporated into this Item 1.01 by reference as if restated in full.

The foregoing description of the Separation and Distribution Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation and Distribution Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated into this Item 1.01 by reference.

Transition Services Agreement

On February 21, 2025, the Company and Sandisk entered into a Transition Services Agreement, which governs the provision of transition services from the Company to Sandisk and from Sandisk to the Company, in each case, for a transitional period following the Spin-Off. The Transition Services Agreement specifies the terms under which the transition services are provided, including the services standard, fees and allocation of risk, and contains mechanisms for adding, extending and terminating services as well as for governance and dispute resolution. The charges for such services are generally intended to allow the service provider to recover its direct and indirect costs, generally without profit. Under the Transition Services Agreement, each of the Company and Sandisk has agreed to provide transition service support to the other for various periods of time ranging up to 18 months in the following areas: (i) quality assurance, (ii) procurement, (iii) information technology, (iv) logistics management, (v) finance, (vi) human resources, (vii) engineering, (viii) corporate marketing, (ix) central operations, (x) sales operations, (xi) manufacturing and (xii) research and development.

The foregoing description of the Transition Services Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transition Services Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Tax Matters Agreement

On February 21, 2025, the Company and Sandisk entered into a Tax Matters Agreement, which, among other things, governs the parties’ respective rights, responsibilities and obligations after the Spin-Off with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes.

A summary of certain important terms and conditions of the Tax Matters Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Material Agreements with WDC—Tax Matters Agreement” in the Information Statement. Such summary is incorporated into this Item 1.01 by reference as if restated in full.

The foregoing description of the Tax Matters Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Tax Matters Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated into this Item 1.01 by reference.

Employee Matters Agreement

On February 21, 2025, the Company and Sandisk entered into an Employee Matters Agreement, which, among other things, allocates liabilities and responsibilities relating to employment matters, employee compensation and benefit plans and programs and other related matters. The Employee Matters Agreement also sets forth the general principles relating to employee matters in connection with the Spin-Off with respect to both domestic and international employees, including with respect to collective bargaining agreements, workers’ compensation, payroll matters, regulatory filings, paid time off, commencing or continuing participation in employee benefit plans, and the sharing of employee information. A summary of certain important terms and conditions of the Employee Matters Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Material Agreements with WDC—Employee Matters Agreement” in the Information Statement. Such summary is incorporated into this Item 1.01 by reference as if restated in full.

The foregoing description of the Employee Matters Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employee Matters Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated into this Item 1.01 by reference.

Intellectual Property Cross-License Agreement

On February 21, 2025, the Company and Sandisk entered into an Intellectual Property Cross-License Agreement to facilitate freedom-to-operate with respect to non-trademark intellectual property in connection with the Spin-Off. Pursuant to the Intellectual Property Cross-License Agreement, the Company granted a non-exclusive, worldwide, royalty-free, perpetual license to Sandisk (with respect to retained non-trademark intellectual property held by the Company) within a specified field of use, and Sandisk granted a non-exclusive, worldwide, royalty-free, perpetual license to the Company (with respect to divested non-trademark intellectual property held by Sandisk) within a specified field of use.

The foregoing description of the Intellectual Property Cross-License Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Intellectual Property Cross-License Agreement, a copy of which is filed as Exhibit 10.4 hereto and is incorporated into this Item 1.01 by reference.

Transitional Trademark License Agreement

On February 21, 2025, the Company and Sandisk entered into a Transitional Trademark License Agreement, pursuant to which the Company granted a non-exclusive, worldwide, non-transferable license to Sandisk (with respect to certain retained trademarks held by the Company), and Sandisk granted a non-exclusive, worldwide, non-transferable license to the Company (with respect to certain divested trademarks held by Sandisk). These licenses allow each company to rebrand, as necessary, and transition away from the other company’s owned trademarks following the Spin-Off, for a specified, limited transitional period.

The foregoing description of the Transitional Trademark License Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transitional Trademark License Agreement, a copy of which is filed as Exhibit 10.5 hereto and is incorporated into this Item 1.01 by reference.

Stockholder and Registration Rights Agreement

On February 21, 2025, the Company and Sandisk entered into a Stockholder and Registration Rights Agreement, pursuant to which Sandisk agreed that, upon the request of the Company, Sandisk will use its reasonable best efforts to effect the registration under applicable federal and state securities laws of any shares of Sandisk common stock retained by the Company. In addition, the Company agreed that it will vote any shares of Sandisk common stock that it retains immediately following the Spin-Off in proportion to the votes cast by Sandisk’s other stockholders. In connection with such agreement, the Company granted Sandisk a proxy to vote its shares of Sandisk common stock in such proportion. This proxy, however, will be automatically revoked as to any particular share upon any sale or transfer of such share from the Company to a person other than the Company, and neither the Stockholder and Registration Rights Agreement nor the proxy will limit or prohibit any such sale or transfer.

The foregoing description of the Stockholder and Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stockholder and Registration Rights Agreement, a copy of which is filed as Exhibit 10.6 hereto and is incorporated into this Item 1.01 by reference.

Loan Agreement

On February 20, 2025, the Company entered into a fourth amendment (“Amendment No. 4”) to the Company’s Amended and Restated Loan Agreement, dated as of January 7, 2022 (as amended, the “Loan Agreement”) among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (the “Lenders”). Amendment No. 4, among other changes, (a) permitted the Spin-Off, (b) provided for the automatic release of guarantees and liens on collateral provided by Sandisk and Sandisk Technologies, Inc. (“Sandisk Technologies” and, together with Sandisk, the “Sandisk Entities”) under the Loan Agreement at 8:00 a.m. New York City time on February 21, 2025 (the “Loan Agreement Releases”), so long as the Spin-Off occurred within one (1) business day thereof, (c) facilitates a potential future debt for equity exchange with respect to the term loan facility thereunder and (d) on February 21, 2025, reduced the aggregate commitments under the revolving credit facility thereunder from $2.25 billion to $1.25 billion.

Concurrently with the Loan Agreement Releases, (a) the corresponding guarantees provided by the Sandisk Entities under (i) the Second Supplemental Indenture, dated as of April 26, 2024, among the Company, the Sandisk Entities and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (the “Trustee”), relating to the 4.750% Senior Notes due 2026 and (ii) the First Supplemental Indenture, dated as of April 26, 2024, among the Company, the Sandisk Entities and the Trustee, relating to the 3.00% Convertible Senior Notes due 2028 and (b) the liens on collateral provided by the Sandisk Entities under the 2.850% Senior Notes due 2029 and the 3.100% Senior Notes due 2032, in each case, were automatically released.

Following the closing of the Amendment No. 4, the Company’s obligations under the Loan Agreement are guaranteed by Western Digital Technologies, Inc. (“WDT”) and certain of the Company’s other wholly owned domestic subsidiaries and secured by a lien on substantially all of the tangible and intangible assets of the Company, WDT and such other subsidiaries, in each case, subject to materiality thresholds and other exceptions and exclusions customary for credit facilities of this type.

At the closing of the Amendment No. 4, the Company did not borrow any funds under the Loan Agreement. The foregoing description of the Amendment No. 4 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment No. 4, a copy of which is filed as Exhibit 10.7 hereto and is incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Immediately prior to the consummation of the Spin-Off, Sandisk was a wholly owned subsidiary of the Company. Effective as of 11:59 p.m. Pacific time on February 21, 2025 (the “Distribution Date”), the Company completed the Spin-Off through a pro rata distribution to holders of record of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), as of 1:00 p.m. Pacific time on February 12, 2025 (the “Record Date”), of one-third (1/3) of one share of Sandisk’s common stock, par value $0.01 per share (“Sandisk Common Stock”), for every one share of the Company Common Stock held by such Company stockholders as of the Record Date (the “Distribution”). Sandisk is now an independent public company, and Sandisk Common Stock commenced trading “regular way” under the symbol “SNDK” on the Nasdaq Stock Market LLC (“Nasdaq”) on February 24, 2025, which was the next trading day following the Distribution Date. The Company continues to trade on Nasdaq under the symbol “WDC” following the Spin-Off. The Company did not issue fractional shares of Sandisk Common Stock in connection with the Distribution. Following the Spin-Off, the Company beneficially owns 19.9% of the outstanding shares of Sandisk Common Stock and will no longer consolidate Sandisk within the Company’s financial results.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above regarding the Loan Agreement is incorporated herein by reference.

Item 8.01	Other Events

Press Releases

On February 24, 2025, the Company issued a press release announcing, among other things, the consummation of the Spin-Off and the board of directors and executive leadership team of the Company following the Spin-Off (the “Spin-Off Press Release”). A copy of the Spin-Off Press Release is attached as Exhibit 99.1 hereto and is incorporated into this Item 8.01 by reference.

Receipt of Dividend

On February 21, 2025, prior to the consummation of the Spin-Off, Sandisk paid a dividend to the Company in the amount of approximately $1.5 billion.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of February 21, 2025, by and between Western Digital Corporation and Sandisk Corporation*

10.1	Transition Services Agreement, dated as of February 21, 2025, by and between Western Digital Corporation and Sandisk Corporation*

10.2	Tax Matters Agreement, dated as of February 21, 2025, by and between Western Digital Corporation and Sandisk Corporation*

10.3	Employee Matters Agreement, dated as of February 21, 2025, by and between Western Digital Corporation and Sandisk Corporation*

10.4	Intellectual Property Cross-License Agreement, dated as of February 21, 2025, by and between Western Digital Corporation and Sandisk Corporation*

10.5	Transitional Trademark License Agreement, dated as of February 21, 2025, by and between Western Digital Corporation and Sandisk Corporation*

10.6	Stockholder and Registration Rights Agreement, dated as of February 21, 2025, by and between Western Digital Corporation and Sandisk Corporation*

10.7	Amendment No. 4 to the Amended and Restated Loan Agreement, dated as of February 20, 2025, among Western Digital Corporation, JPMorgan Chase Bank, N.A., as administrative agent and the lenders party thereto*

99.1	Press Release of the Company, dated February 24, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DIGITAL CORPORATION
February 24, 2025

	By:	/s/ Cynthia Tregillis
	Name:	Cynthia Tregillis
	Title:	Executive Vice President, Chief Legal Officer and Secretary